UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: November 17, 2014

(Date of earliest event reported)

E*TRADE Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020

(Address of Principal Executive Offices and Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On November 17, 2014, E*TRADE Financial Corporation (the “Company”) issued $540,000,000 aggregate principal amount of its 5.375% Senior Notes due 2022 (the “Notes”) pursuant to an Indenture dated November 14, 2012 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture dated November 14, 2012 (the “First Supplemental Indenture”) between the Company and the Trustee and a Second Supplemental Indenture dated November 17, 2014 between the Company and the Trustee (the “Second Supplemental Indenture” and, together with the Base Indenture and First Supplemental Indenture, the “Indenture”). The Company will use the net proceeds from the issuance of the Notes, along with existing corporate cash, to redeem in full the $435 million outstanding principal amount, as of September 30, 2014, of the Company’s outstanding 6.750% Senior Notes due 2016 and the $505 million outstanding principal amount, as of September 30, 2014, of the Company’s 6.000% Senior Notes due 2017 and to pay the associated redemption premiums, accrued and unpaid interest and related fees and expenses.

The offering of the Notes was registered pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-181390) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on May 14, 2012, including the prospectus contained therein dated May 14, 2012, a related preliminary prospectus supplement dated November 12, 2014 and a final prospectus supplement dated November 12, 2014, in each case filed with the SEC.

The Notes will bear interest at the rate of 5.375% per annum and will mature on November 15, 2022. Interest on the Notes is payable in cash on May 15 and November 15 of each year beginning on May 15, 2015.

Prior to November 15, 2017, the Company will be entitled at its option to redeem all or a portion of the Notes at a redemption price equal to 100% of the principal amount of the Notes plus the applicable “make-whole” premium set forth in the Indenture and accrued and unpaid interest to, but excluding, the redemption date.

On or after November 15, 2017, the Company will be entitled at its option to redeem all or a portion of the Notes at the redemption prices set forth in the Indenture plus accrued and unpaid interest to, but excluding, the redemption date.

Prior to November 15, 2017, the Company will be entitled at its option on one or more occasions to redeem up to 35% of the aggregate principal amount of the Notes with the proceeds from certain equity offerings at a redemption price equal to 105.375% for the Notes plus accrued and unpaid interest to, but excluding, the redemption date.

Upon a change of control, as defined in the Indenture, where the ratings of the Notes decline in connection with any such change of control, the Company will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of the Notes on the date of purchase plus accrued and unpaid interest to, but excluding, the redemption date.

The Notes are the Company’s general unsecured senior obligations and rank equally with the Company’s other unsecured senior indebtedness. The Notes effectively rank junior to the Company’s secured indebtedness (including any debt drawn under the Company’s $200 million senior secured revolving credit facility) to the extent of the collateral securing such indebtedness and to all liabilities of the Company’s subsidiaries. The Notes are not guaranteed by the Company’s subsidiaries.

The Indenture contains several restrictive covenants including, but not limited to the following: (i) limitations on incurrence of additional indebtedness and issuances of preferred stock, (ii) limitations on restricted payments, (iii) limitations on distributions from regulated subsidiaries and restricted subsidiaries, (iv) limitations on the issuance or sale of capital stock of regulated subsidiaries and restricted subsidiaries, (v) limitations on transactions with affiliates, (vi) limitations on asset sales, (vii) limitations on future subsidiary guarantees and (viii) limitations on liens, subject in each case to certain exceptions.

The Indenture also contains customary terms that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the applicable series of debt securities have the right to accelerate payment of the principal and any accrued and unpaid interest on such series of debt securities. Certain events of bankruptcy or insolvency also result in automatic acceleration.

The above descriptions of the Indenture and the Notes are qualified in their entirety by reference to the text of the Base Indenture, which is incorporated by reference into the Registration Statement and Exhibit 4.1 to this Current Report on Form 8-K, and the Second Supplemental Indenture (including the form of the Notes included therein), a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 8.01.	Other Events

The Company’s sale of the Notes was pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated November 12, 2014 between the Company and J.P. Morgan Securities LLC, as representative of the several underwriters listed in Schedule 1 thereto. The above description of the Underwriting Agreement is qualified in its entirety by reference to the text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1*	Underwriting Agreement dated November 12, 2014 between E*TRADE Financial Corporation and J.P. Morgan Securities LLC, as representative of the several underwriters named in Schedule 1 thereto

4.1	Indenture, dated as of November 14, 2012, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on November 14, 2012)

4.2*	Second Supplemental Indenture, dated as of November 17, 2014, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3*	Form of 5.375% Senior Notes due 2022 (included in Exhibit 4.2)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

*	Filed herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: November 17, 2014	By:	/s/ Karl A. Roessner
		Name:	Karl A. Roessner
		Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Underwriting Agreement dated November 12, 2014 between E*TRADE Financial Corporation and J.P. Morgan Securities LLC, as representative of the seceral underwriters named in Schedule 1 thereto

4.1	Indenture, dated as of November 14, 2012, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on November 14, 2012)

4.2*	Second Supplemental Indenture, dated as of November 17, 2014, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3*	Form of 5.375% Senior Notes due 2022 (included in Exhibit 4.2)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

*	Filed herein.